UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2010

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matter to a Vote of Security Holders

At the OraSure Technologies, Inc. (the “Company”) 2010 Annual Meeting of Stockholders (“Annual Meeting”) held on May 11, 2010, the following individuals were elected by the votes indicated as Class I directors of the Company for terms expiring at the 2013 Annual Meeting of Stockholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jack Goldstein, Ph.D.	29,683,315	700,561	13,087,419
Douglas G. Watson	29,638,936	744,940	13,087,419

At the Annual Meeting, stockholders also ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2010. Voting results on this matter were as follows: 43,072,680 shares were voted for ratification; 354,068 shares were voted against ratification; and 44,547 shares abstained. There were no broker non-votes.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: May 14, 2009	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary